EX-99.906CERT

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended January 31, 2024 of RiverNorth Opportunities Fund, Inc. (the “Company”).

I, Patrick W. Galley, the President of the Company, certify that:

(i)	the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 5, 2024	/s/ Patrick W. Galley
Patrick W. Galley
President

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended January 31, 2024 of RiverNorth Opportunities Fund, Inc. (the “Company”).

I, Jonathan M. Mohrhardt, the Treasurer and Chief Financial Officer of the Company, certify that:

(i)	the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 5, 2024	/s/ Jonathan M. Mohrhardt
Jonathan M. Mohrhardt
Treasurer and Chief Financial Officer

These statements accompany this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.